Sleep Outfitters (iMS) and Tempur Sealy April 1, 2019 © 2019 Tempur Sealy International, Inc.

Sleep Outfitters(1)  Background: Independently owned from 1983- 2019;Sleep acquired by Outfitters Tempur Sealy April 2019  Headquarters: Lexington, KY  Regional Branding: Sleep Outfitters, Mattress Warehouse, Mattress King  Major Brands Sold: Tempur, Sealy, Stearns & Foster  Annualized Retail Revenue: Estimated to be $80-$90 million  Strategy: Operate as an independent retailer  Phase 1 - Turn the business around  Phase 2 - Run the business at steady-state with retail EBITDA(2) margins between 4-8% *Sleep Outfitters (previously iMS), now includes: Sleep Outfitters, Mattress Warehouse & Mattress King Forward-Looking Statements: This investor presentation contains statements that may be characterized as “forward looking” within the meaning of federal securities laws. Please review carefully the cautionary statements and other information included in the appendix under “Forward looking Statements”. Footnotes: Please refer to the footnotes at the end of this © 2019 Tempur Sealy International, Inc. presentation. © 2019 Tempur Sealy International, Inc.

Highlights  Concentrated footprint  KY, TN, OH, WV, AL Lexington, KY  98 store doors  6 warehouses  Access to Tempur Sealy programs, products and services will be made available on the same terms as similarly-sized, third-party retail partners  Success will be evaluated on a standalone basis 3 © 2019 Tempur Sealy International, Inc.

TEMPUR + SEALY

Company-Owned North American Retail Strategy

High-End Targeted Opportunity


TEMPUR-PEDIC

Tempur Retail Stores:

- High-end retail destinations, with complementary co-tenants, in high demographic areas
- Strategic market placement (125-150 store vision)
- Brand Ambassadors - Tempur-Pedic only products
- Consumer niche – prefer direct from manufacturer
- Premium ASP offering: $2,000 - $4,500
- Average revenue per store between $1.5-$2.0M[3]

Broad Based Opportunity – Strategic Representation

Sleep Outfitters:

- Regional bedding retailer that is strategically important to the markets it serves for TSI
- High market share for TSI brands within footprint
- Tempur, Sealy and Stearns & Foster merchandising
- Wide range of ASP products: $300 - $4,500
- Average revenue per store between $0.8-$0.9M[3]


Sleep Outfitters

4

© 2019 Tempur Sealy International, Inc.

Retail Strategies Serve Different Consumer Needs Consumers have broad based access to Tempur Sealy products, whether that consumer seeks low-touch, convenient purchases or premium, high-touch experiences at retail. (3) High Retail Stores Seek RSA expertise TSI’s retail strategy is focused on meeting consumer demand Furniture through geographic representation Stores and sales expertise, as well as RECEPTIVITY being present where, and how CONSUMER RETAIL CONSUMER RETAIL consumers want to shop Big Box Skeptical of info Website Low Low High CONSUMER VALUE Driven by sales experience and Driven by cost & urgent need © 2019 Tempur Sealy International, Inc. EQUATION convenience 5

-Tempur Sealy International (TSI) was debtor-in-possession (DIP) lender and Acquisition “stalking horse” bidder -Asset purchase transaction was approved by Bankruptcy Court and closed Details on April 1, 2019 -Will be consolidated into TSI results beginning April 1, 2019 -Expected annual retail revenues of $80-90M -Expected 9 month retail EBITDA(2) loss $5M - $8M in 2019 Transaction Financial (2) -Retail EBITDA expected to be breakeven or better after 12 months Profile -No new store openings planned at this time Overview -No material capital investment expected to be made in 2019 -To be run independently of TSI wholesale operations -No plans of re-branding to Tempur Retail stores, due to the different Operations customer base -Decentralized, experienced management team responsible for day-to-day operations 6 © 2019 Tempur Sealy International, Inc.

Phases 1 2 3 Establish Sleep Focus on improving Evaluate our Outfitters as a sales volume, long-term profitable entity – margins, and involvement Completely separate determine steady - Hold from the wholesale state profitability - Grow business unit - Franchise - Sell 7 © 2019 Tempur Sealy International, Inc.

8 © 2019 Tempur Sealy International, Inc.

Forward-Looking Statements This investor presentation contains statements that may be characterized as “forward-looking” within the meaning of the federal securities laws. Such statements might include information concerning one or more of Tempur Sealy International, Inc.’s (the “Company”) plans, objectives, goals, strategies, and other information that is not historical information. When used in this presentation, the words “will,” “expects,” “plans” and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding the financial profile, including expected annual revenues and EBITDA projections, and operational integration of the business it acquired in connection with its purchase of substantially all the assets of Innovative Mattress Solutions, LLC (“iMS”) through iMS’ bankruptcy proceedings under Chapter 11 of the U.S. Bankruptcy Code. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance, or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from any that may be expressed as forward-looking statements. These risk factors include the impact of the macroeconomic environment in both the U.S. and internationally (including the impact of highly inflationary economies) on the Company’s business segments and expectations regarding growth of the mattress industry; uncertainties arising from global events; the effects of strategic investments on the Company’s operations, including efforts to expand its global market share; the ability to develop and successfully launch new products; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the ability to increase sales productivity within existing retail accounts and to further penetrate the retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the ability to continuously improve and optimize the Company’s product line, maintain efficient, timely and cost-effective production and delivery of products, and manage growth; the effects of consolidation of retailers on revenues and costs; competition in the Company’s industry; consumer acceptance of the Company’s products; the effects of discontinued operations on the Company’s operating results and future performance; general economic, financial and industry conditions, particularly conditions relating to the financial performance and related credit issues present in the retail sector; financial distress among the Company’s business partners, customers and competitors; financial solvency and related problems experienced by other market participants; the Company’s ability to execute on its strategy to optimize and integrate the iMS assets purchased by the Company; the Company’s reliance on information technology and the associated risks involving potential security lapses and/or cyber-based attacks; the outcome of pending tax audits or other tax, regulatory or investigation proceedings and pending litigation; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carryforwards; the Company’s capital structure and increased debt level, including its ability to meet financial obligations and continue to comply with the terms and financial ratio covenants of its credit facilities; changes in interest rates; effects of changes in foreign exchange rates on the Company’s reported earnings; changing commodity costs; disruptions in the supply of raw materials, or loss of suppliers; expectations regarding our target leverage and the Company’s share repurchase program; sales fluctuations due to seasonality; the effect of future legislative or regulatory changes, including changes in international trade duties, tariffs and other aspects of international trade policy; the Company’s ability to protect its intellectual property; and disruptions to the implementation of the Company’s strategic priorities and business plan caused by abrupt changes in its executive management team. Other potential risk factors include the risk factors discussed under the heading “Risk Factors” under ITEM 1A of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. There may be other factors that could cause the Company’s actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR®, Tempur-Pedic®, the TEMPUR-PEDIC & Reclining Figure Design®, TEMPUR-Adapt®, TEMPUR-ProAdapt®, TEMPUR-LuxeAdapt™, TEMPUR-PRObreeze™, TEMPUR-LUXEbreeze™,TEMPUR- Cloud®, TEMPUR-Choice®, TEMPUR-Weightless®, TEMPUR-Contour™, TEMPUR-Rhapsody™, TEMPUR-Flex®, THE GRANDBED BY TEMPUR-PEDIC®, TEMPUR-Simplicity®, TEMPUR-Ergo®, TEMPUR- UP™, TEMPUR-Neck™, TEMPUR-Symphony™, TEMPUR-Comfort™, TEMPUR-Traditional™, TEMPUR-Home™, SEALY®, SEALY POSTUREPEDIC®, STEARNS & FOSTER®, COCOON by Sealy™ and OPTIMUM® are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. 9 © 2019 Tempur Sealy International, Inc.

Footnotes 1. In this presentation, “iMS” refers to Innovative Mattress Solutions, LLC, a Delaware limited liability company; “Tempur Sealy,” “TSI” or the “Company” each refers to Tempur Sealy International, Inc., a Delaware corporation and its subsidiaries (as the context requires); and “Sleep Outfitters” refers to Sleep Outfitters USA, LLC, a Delaware limited liability company and wholly-owned indirect subsidiary of Tempur Sealy under which certain of the iMS assets purchased by Tempur Sealy are operated. On April 1, 2019, Tempur Sealy completed the purchase of substantially all of the assets of iMS in connection with iMS’ Chapter 11 bankruptcy proceedings as more fully described herein and in the Form 8-K filed by Tempur Sealy with the SEC on April 1, 2019 of which this presentation is a part. 2. Retail EBITDA is an internal measure used to project Sleep Outfitters’ performance on a standalone basis. This measure is used in connection with the Company’s projected outlook for Sleep Outfitters that is presented herein and is a non-GAAP financial measure that excludes or has otherwise been adjusted for items impacting comparability. The Company is unable to reconcile this forward-looking non-GAAP financial measure to GAAP net income for Sleep Outfitters, its most directly comparable forward-looking GAAP financial measure, without unreasonable efforts, because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP net income for Sleep Outfitters for the periods referenced but would not impact Sleep Outfitters’ retail EBITDA. Such items may include restructuring activities, income taxes and other items. The unavailable information could have a significant impact on Sleep Outfitters’ results for the applicable period(s). 3. Management estimates. 10 © 2019 Tempur Sealy International, Inc.